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                                                                  EXHIBIT 10.12


                          SECOND AMENDED AND RESTATED
                          VOTING AND CO-SALE AGREEMENT



         This SECOND AMENDED AND RESTATED VOTING AND CO-SALE AGREEMENT, which amends and restates that certain Amended and Restated Voting and Co-Sale Agreement, dated as of January 11, 1994 (the "Original Agreement"), is dated as of February 9, 1995, among Myco Pharmaceuticals Inc., a Delaware corporation (the "Company"), Technology Leaders L.P., Technology Leaders Offshore C.V., Bessemer Venture Partners II L.P., Morgan Holland Ventures, Comdisco, Inc., Pfizer, Inc., Robert Morgan, Gary Takata, J. Robert Scott, Inc. and the individuals listed on Exhibit A hereto (collectively, the "Investors") and Barry Berkowitz, Ph.D. and individuals listed on Exhibit B hereto (collectively, the "Shareholders").

         WHEREAS the Company is issuing up to 3,000,000 shares of its Series D Preferred Stock, $.01 par value ("Series D Preferred Stock") at a price of $5.00 per share to certain of the Investors pursuant to a Series D Preferred Stock Purchase Agreement of even date herewith (the "Stock Purchase Agreement");

         WHEREAS the Original Agreement provides for the election of members to the Company's Board of Directors (the "Board of Directors") and for restrictions on the terms of any dispositions by the Shareholders of their capital stock of the Company; and

         WHEREAS one of the conditions to the consummation of the transactions contemplated by the Stock Purchase Agreement by the Investors is the amendment and restatement of the Original Agreement, to add Pfizer, Inc. as a party and to make certain other changes.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and the purchase of the Units by the Investors under the Stock Purchase Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I

                        ELECTION OF DIRECTORS AND VOTING

         SECTION 1.1. ELECTION OF DIRECTORS. Subject to the Company's Restated Certificate of Incorporation, at any time at which stockholders of the Company have the right to or vote for or consent in writing to the election of directors of the Company, the Investors and the Shareholders hereby agree to vote all shares of capital stock of the Company presently owned or hereafter acquired by them in favor of the following actions:
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                  (a) to cause and maintain the election to the Board of
Directors of four (4) designated representatives of the Investors holding Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock or capital stock issued on conversion or exchange thereof (collectively, the "Investor Directors"), each of who shall be designated jointly by Technology Leaders L.P. and Technology Leaders Offshore C.V. (collectively, the "TL-Funds"), Bessemer Venture Partners II L.P. ("Bessemer"), Morgan Holland Ventures ("Morgan Holland") and Pfizer, Inc. ("Pfizer"); the four representatives shall be initially Dr. Hubert Schoemaker, Gary Anderson, Ph.D., Christopher Gabrieli and Edwin Kania;

                  (b) to cause and maintain the election of Barry Berkowitz, Ph.D. to the Board of Directors (the "Founder Director") for so long as he is an officer, employee or otherwise materially involved with the Company; and

                  (c) to cause and maintain the election to the Board of Directors of one person, selected by the then-current Chief Executive Officer of the Company (the "CEO-Designated Director") and approved by holders of at least 60% of the outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, voting together as a single class.

         The Company shall cause the nomination for election to the Board of Directors of the individuals set forth above.

         SECTION 1.2. VACANCIES AND REMOVAL. Each of the directors designated in
Section 1.1 shall be elected at any annual or special meeting of stockholders (or by written consent in lieu of a meeting of stockholders) and shall serve until his successor is elected and qualified or until his earlier resignation or removal. Any Investor Director may be removed during his term of office, without cause, by and only by the affirmative vote or written consent of a majority of the Board of Directors, which majority shall include a majority of representatives designated by the TL-Funds, Bessemer, Morgan Holland and Pfizer.

         The Founder Director may be removed during his term of office, without cause, by and only by the affirmative vote or written consent of the holders of a majority of the outstanding shares of capital stock of the Company; provided, that the parties hereto agree that they shall promptly, and shall only, so remove the Founder Director if and when he shall cease to meet the qualifications set forth in Section 1.1(b) above as reasonably determined by a majority of the Board of Directors, which majority shall include a majority of the representatives designated by the TL-Funds, Bessemer, Morgan Holland and Pfizer; and

                  The CEO Designated Director may be removed during his term of office, without cause, by and only by the affirmative vote or written consent of the Investors holding at least 60% of the outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock and the capital stock issued on conversion or exchange thereof, voting together as a single class.


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                  Any vacancy in the office of: (a) an Investor Director may be filled by the vote or written consent of the Investors holding at least 60% of the outstanding shares of the Series A Preferred Stock and Series B Preferred Stock and capital stock issued on conversion or exchange thereof, voting together as a single class; (b) the CEO Designated Director may be filled by such person as may be approved by the vote or written consent of holders of at least 60% of the outstanding shares of capital stock, and the parties hereto agree to vote their shares of capital stock to elect such person as the CEO Designated Director as is appointed by the Board of Directors to serve as the Chief Executive Officer of the Company; all in accordance with the Restated Certificate of Incorporation and By-laws of the Company and the Delaware General Corporation Law. Pending any vote or written consent of holders of capital stock provided for in this paragraph, any vacancy in the office of an Investor Director shall be filled by the vote of a majority of the remaining Investor Directors and any vacancy in the office of CEO Designated Director or Founder Director shall be filled by the vote of a majority of the remaining directors (including the Investor Directors).

         Anything to the contrary notwithstanding, any director may be removed for cause in accordance with the Delaware General Corporation Law.

         SECTION 1.3. VOTING BY CERTAIN INVESTORS. Notwithstanding the provisions of Section 1.1 above, Robert Morgan, Gary Takata and J. Robert Scott, Inc. each hereby agree to vote all shares of each class of capital stock of the Company presently owned or hereafter acquired by them in the same proportion as the votes cast by all other holders of the Company's capital stock of such class with respect to all matters submitted to the Company's stockholders for vote. To effectuate such intent, each of Robert Morgan, Gary Takata and J. Robert Scott, Inc. hereby grants to the Chief Executive Officer of the Company an irrevocable proxy with full power of substitution, which proxy shall be deemed coupled with an interest, to vote all of his shares of capital stock of the Company in the manner set forth in this section.

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                                   ARTICLE II

                       CO-SALE AND RIGHT OF FIRST REFUSAL

         SECTION 2.1.  RIGHT OF FIRST REFUSAL OR FIRST OFFER ON SALES.

                  (a) SALES TO THIRD PARTIES. If at any time a Shareholder desires to transfer all or any part of the shares of capital stock of the Company beneficially owned by him (the "Shares") in a privately-negotiated transaction pursuant to a bona fide offer from a third party (the "Proposed Transferee"), or pursuant to any intention of the Shareholder to sell or otherwise transfer to any third party, whether or not identified (the "Proposed Offer Sale"), the Shareholder shall first deliver a written offer (the "Offer") to sell such Shares (the "Offered Shares") to the Company and the Investors on terms and conditions, including price, not less favorable to the Company and the Investors than those on which the Shareholder proposes to sell such Offered Shares to the Proposed Transferee or otherwise pursuant to the Proposed Offer Sale.

         The Offer shall disclose the identity of and information about the Proposed Transferee (if applicable), and the terms of the Proposed Offer Sale (if applicable), the number of Offered Shares proposed to be sold, the total number of Shares owned by the Shareholder, the terms and conditions, including price, of the proposed sale, and any other material facts relating to the proposed sale which may be requested by the Company. The Offer shall further state that the Company and the Investors may acquire, in accordance with the provisions of this Agreement, all or any portion of the Offered Shares for the price indicated in the Offer and upon the other terms and conditions, including deferred or installment payment (if applicable), set forth therein.

                  (b) COMPANY'S RIGHT OF FIRST REFUSAL. Upon receipt of the Offer, if the Company desires to purchase all or any of the Offered Shares, the Company shall deliver a written notice of its election to purchase such shares to the Shareholder and each Investor, which notice shall state the number of Offered Shares the Company desires to purchase and shall be delivered in person or mailed to the Shareholder and each Investor within thirty (30) days of the date of receipt by the Company of the Offer. Such notice shall, when taken in conjunction with the Offer, be deemed to constitute a valid, legally binding and enforceable agreement for the sale and purchase of such Offered Shares to the Company on the terms of the Offer. The closing of the sale of Offered Shares to the Company pursuant to this section shall be made at the offices of the Company on such date as may be agreed by the Company and the Shareholder, but no later than on or before the 60th day following the date the Offer is received by the Company (or if such 60th day is not a business day, then on the next succeeding business day). Such sale shall be effected by the Shareholder's delivery to the Company of a certificate(s) evidencing the Offered Shares (or any portion thereof) to be purchased by the Company, duly endorsed for transfer to the Company, against payment to the Shareholder of the purchase price by the Company. The exercise or non-exercise by the


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Company of its rights pursuant to this section shall be without prejudice to its rights under this section with respect to any future sales of Offered Shares.

                  (C) INVESTORS' RIGHT OF SECOND REFUSAL. Subject to the Company's right of first refusal, each Investor shall have the absolute right to purchase that number of the Offered Shares which the Company elects not to purchase as shall be equal to the number of Offered Shares multiplied by a fraction, the numerator of which shall be the number of shares of capital stock (on an as-converted basis) then owned by such Investor (the "Investor Shares"), as the case may be, and the denominator of which shall be the aggregate number of shares of capital stock (on an as-converted basis) of the Company then owned by all Investors. For purposes of this Article II, all of the shares of capital stock which an Investor has the right to acquire from the Company upon the conversion, exercise or exchange of any of the securities of the Company then owned by such Investor shall be deemed to be Investor Shares then owned by such Investor (as adjusted for any adjustments in the applicable conversion or exchange rate of any such securities). The amount of the Offered Shares that each Investor is entitled to purchase under this section shall be referred to as its "Pro Rata Fraction". The Investors shall have a right of oversubscription such that if any Investor fails to accept the Offer as to its Pro Rata Fraction, the remaining Investors shall, among them, have the right to purchase up to the balance of the Offered Shares not so purchased. Such right of oversubscription may be exercised by an Investor by accepting the Offer as to more than its Pro Rata Fraction. If, as a result thereof, such oversubscriptions exceed the total number of the Offered Shares available in respect of such oversubscription privilege, the oversubscribing Investors shall be cut back with respect to their oversubscriptions on a pro rata basis in accordance with their respective Pro Rata Fractions, or as they may otherwise agree among themselves.

                  (d) CLOSING ON OFFERED SHARES PURCHASED BY INVESTORS. If an Investor desires to purchase all or any part of the Offered Shares, then the Investor shall communicate in writing its election to purchase to the Shareholder, which communication shall state the number of Offered Shares the Investor desires to purchase and shall be delivered in person or mailed to the Shareholder at the address set forth in accordance with Section 3.11 below. Such communication of the Investors shall be delivered within thirty (30) days of the date the Offer was received. Such communication shall, when taken in conjunction with the Offer, be deemed to constitute a valid, legally binding and enforceable agreement for the sale and purchase of such Offered Shares (subject to the Company's right of first refusal and the aforesaid limitations as to an Investor's right to purchase more than its Pro Rata Fraction). Sales of the Offered Shares to be sold to the Investors pursuant to this section shall be made at the offices of the Company on or before the 60th day following the date the Offer was received (or if such 60th day is not a business day, then on the next succeeding business day). Such sales shall be effected by the Shareholder's delivery to each purchasing Investor of a certificate(s) evidencing the Offered Shares to be purchased by them, duly endorsed for transfer to each purchasing Investor, against payment to the Shareholder of the purchase price therefor by all such purchasing Investors.


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                  (e) SALES TO PROPOSED TRANSFEREE. If the Company and the
Investors do not purchase all of the Offered Shares, the Offered Shares not so purchased may be sold by the Shareholder at any time within 180 days after the date the Offer was made pursuant to the Proposed Offer Sale, subject to the co-sale provisions of Section 3. Any such sale shall be at not less than the price and upon other terms and conditions, if any, not more favorable to the transferee than those specified in the Offer. Any Offered Shares not sold within the permitted 180-day time period shall continue to be subject to the requirements of a prior offer pursuant to this Section 2.1. If Offered Shares are sold pursuant to this Section 2.1 to any transferee who is not a party to this Agreement or who is not otherwise a permitted transferee under Section 2.3 hereof, the Offered Shares so sold shall be subject to the restrictions imposed by this Agreement except as provided in Section 3.5 of this Agreement. As among the Company and the Investors, the Company and the Investors shall purchase all and not less than all of the Offered Shares in order for this Section 2.1 to be effective and if the Company and the Investors do not purchase all of the Offered Shares, the Shareholder shall be free to sell such shares.

         SECTION 2.2.  RIGHT OF PARTICIPATION IN SALES BY SHAREHOLDER.

                  (a) CO-SALE RIGHT. If at any time a Shareholder desires to sell all or any part of the Shares owned by him to any person other than to one or more of the Investors in accordance with Section 2.1 (the "Purchaser") (including sales pursuant to Section 2.1(e)), each Investor shall have the right to sell to the Purchaser, as a condition to such sale by the Shareholder, at the same price per share and on the same terms and conditions as involved in such sale by the Shareholder, such number of Investor Shares equal to the remaining Offered Shares (after the exercise of any right of first refusal under Section 2.1) multiplied by a fraction, the numerator of which is the aggregate number of shares of capital stock of the Company owned by the Investor desiring to sell Investor Shares and the denominator of which is the sum of all shares of capital stock of the Company owned by the Shareholder and all Investors desiring to participate in the sales to the Purchaser under this section (calculated as provided in Section 2.1(c)).

                  (b) NOTICE OF INTENT TO PARTICIPATE. Each Investor wishing to so participate in any sale under this Section 2.2 shall notify the Shareholder in writing of such intention as soon as practicable after such Investor's receipt of the Offer made pursuant to Section 2.1, and in any event within the time period specified in Section 2.1. Such notification shall be delivered in person or mailed to such Shareholder at the address set forth in accordance with
Section 3.11 below.

                  (c) SALE TO TRANSFEREE. The Shareholder and each participating Investor shall sell to the Purchaser all, or at the option of the Purchaser, any part of the Shares and/or Investor Shares proposed to be sold by them at not less than the price and upon other terms and conditions, if any, not more favorable to the Purchaser than those in the Offer provided by the Shareholder under Section 2.1 above; provided, however, that any purchase of less than all of such Shares and/or Investor Shares by the Purchaser shall be made from the

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Shareholder and each participating Investor pro rata based upon the relative amount of the Shares and/or Investor Shares that the Shareholder and each participating Investor is otherwise entitled to sell pursuant to Section 2.2(a).

                  (d) LAPSE OF RESTRICTIONS. Any Shares sold by the Shareholder to the Purchaser pursuant to this Section 2.2 shall no longer be subject to the restrictions or benefits imposed by this Agreement and any Investor Shares sold by a participating Investor pursuant to this Section 2.2 shall no longer be entitled to the benefits or restrictions conferred by this Agreement.

         SECTION 2.3.  PROHIBITED AND PERMITTED TRANSFERS.

                  (a) A Shareholder shall not sell, assign, transfer, grant an option to or for, pledge, hypothecate, mortgage, encumber or dispose of all or any of his Shares except as expressly provided in this Agreement.

                  (b) Notwithstanding the foregoing, the terms and conditions of Sections 2.1 and 2.2 hereof shall not apply to any Permitted Transfer by a Shareholder. For purposes of this Agreement, "Permitted Transfer" means any transfer by a Shareholder (a) of up to fifty percent (50%) on a cumulative basis of any shares of capital stock held by the Shareholder to or for the benefit of any spouse, child or grandchild of the Shareholder, or to a trust for the benefit of any of the foregoing, or (b) by will or the laws of descent and distribution to a Permitted Transferee (any person referred to in clause (a) being defined as a "Permitted Transferee"); provided, that it shall be a condition of each such transfer that the Permitted Transferee agree to be bound by the terms and conditions of this Agreement as a Shareholder and executes a counterpart of this Agreement.

         As used herein, the term "Shareholder" is deemed to include any transferees of the Shareholder, except as expressly provided otherwise.

         SECTION 2.4. PUT RIGHT. In the event of any sale, transfer, assignment or disposition of any Shares by a Shareholder in violation of any provision of this Article II, each Investor shall have the right to elect to cause such Shareholder to purchase, and such Shareholder shall be obligated to purchase, from such Investor and at the same price per share and on the same terms and conditions as involved in such sale by the Shareholder, such number of Investor Shares (calculated on a fully-diluted basis) equal to the number of Shares sold by such Shareholder multiplied by a fraction, the numerator of which is the aggregate number of Investor Shares owned by any particular Investor desiring to sell shares to such Shareholder under this section (calculated on a fully-diluted basis) and the denominator of which is the sum of all shares of capital stock owned by all Investors desiring to sell shares to such Shareholder under this section (calculated on a fully-diluted basis).


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                                   ARTICLE III

                                  MISCELLANEOUS

         SECTION 3.1. DURATION OF AGREEMENT. The rights and obligations of the Company, each Shareholder and each Investor under this Agreement shall terminate, on the earlier to occur of the following: (a) immediately prior to the closing of the first underwritten public offering by the Company under the Securities Act of 1933 of any of its equity securities pursuant to an offering registered on Form S-1 or Form S-18 or their then equivalents in which the aggregate gross proceeds to the Company equal or exceed $9,000,000, or (b) immediately prior to the consummation of the sale of all, or substantially all, of the Company's assets or capital stock either through a direct sale, merger, reorganization, consolidation or other form of business combination. Notwithstanding the foregoing, the rights and obligations of the Company, each Shareholder and each Investor under Article I hereof shall terminate on the earliest to occur of either of the events specified in clauses (a) and (b) above or December 30, 2005 (or, if the Delaware General Corporation Law so permits, such later date).

         SECTION 3.2. LEGEND. Each certificate representing shares of capital stock of the Company beneficially owned by the Shareholders and the Investors shall bear a legend in substantially the following form, until such time as the shares of capital stock represented thereby are no longer subject to the provisions hereof:

              "The sale, transfer or assignment of the securities represented by this certificate are subject to the terms and conditions of a certain Second Amended and Restated Voting and Co-Sale Agreement dated February __, 1995, as amended from time to time, among the Company and certain holders of its outstanding capital stock. Copies of such Agreement may be obtained at no cost by written request made by the holder of record of this certificate to the Secretary of the Company."

         SECTION 3.3. SIZE OF BOARD. Each of the parties hereto agrees to vote all shares of capital stock now owned or hereafter acquired by him to fix and maintain the number of directors on the Board of Directors of the Company at not more than six (6) members, except as otherwise provided in Article Fourth of the Company's Restated Certificate of Incorporation.

         SECTION 3.4. FAILURE TO DELIVER SHARES. If a Shareholder becomes obligated to sell any Shares to an Investor under this Agreement and fails to deliver such Shares in accordance with the terms of this Agreement, such Investor may, at its option, in addition to all other remedies it may have, send to the Company for the benefit of the Shareholder the purchase price for such Shares as is herein specified. Thereupon, the Company upon written

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notice to the Shareholder, (a) shall cancel on its books the certificate(s)
representing the Shares to be sold and (b) shall issue, in lieu thereof, in the name of such Investor, a new certificate(s) representing such Shares, and thereupon all of the Shareholder's rights in and to such Shares shall terminate. The Company may exercise a similar remedy in enforcing its rights under Section 2.1.

         SECTION 3.5. ADDITIONAL PARTIES AND DEFINITIONS. The Company, the Investors (in the case of a transfer of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock), and the Shareholders (in the case of a transfer of capital stock by them or issuance of capital stock by the Company) shall cause the following to occur:

                  (a) Any person or entity who acquires any series of Preferred Stock shall become an Investor hereunder, unless at the time of such purchase such person or entity was a Shareholder or an employee of the Company, in which case such person or entity still remains or becomes (as the case may be) a Shareholder hereunder;

                  (b) Any person or entity who acquires three percent (3%) or more of the outstanding shares of capital stock of the Company through any transactions whatsoever (other than as provided in Section 3.5(a)) shall become a Shareholder hereunder, unless at the time such person or entity was, or was required pursuant to this Section 3.5 to become, an Investor.

         SECTION 3.6. SEVERABILITY; GOVERNING LAW. If any provisions of this Agreement shall be determined to be illegal or unenforceable by any court of law, the remaining provisions shall be severable and enforceable to the maximum extent possible in accordance with their terms. This Agreement shall be governed by, and construed in accordance with, the laws of the state of organization of the Company from time to time, initially the State of Delaware.

         SECTION 3.7. INJUNCTIVE RELIEF. It is acknowledged that it will be impossible to measure the damages that would be suffered by the Investors if a Shareholder fails to comply with the provisions of this Agreement and that in the event of any such failure, the Investors will not have an adequate remedy at law. The Investors shall, therefore, be entitled to obtain specific performance of the Shareholders' obligations hereunder and to obtain immediate injunctive relief.

         SECTION 3.8. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their permitted successors and assigns, legal representatives and heirs.

         SECTION 3.9. MODIFICATION OR AMENDMENT. Neither this Agreement nor any provision hereof can be modified, amended, changed, discharged or terminated except by an instrument in writing, signed by (A) the Shareholders who hold at least a majority of the


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shares of capital stock held by the Shareholders then subject to this Agreement, based upon voting power and calculated on an "as if converted" basis, together with (B) the consent of the Investors holding at least 60% of the outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock and capital stock issued on conversion or exchange thereof, voting together as a single class; provided, however, that any amendment, modification, change, discharge or termination of the provisions relating to (i) any increase of the obligations or decrease of the rights of the Investors or the election of the Investor Directors shall require the consent of the holders of 60% in interest of the outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, voting together as a single class, and (ii) any increase of the obligations or decrease of the rights of the Shareholders or the election of directors other than the Investor Directors shall require the consent of the holders of a majority in interest of the outstanding shares of capital stock held by the Shareholders, voting separately.

         Execution by such persons or entities and the Company of a counterpart of this Agreement and an amendment adding their names hereto shall be a condition of any acquisition of such shares by such person or entity.

         SECTION 3.10. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

         SECTION 3.11. NOTICES. All notices to be given or otherwise made to any party to this Agreement shall be deemed to be sufficient if contained in a written instrument, delivered by hand in person, or by express overnight courier service, or by electronic facsimile transmission addressed to such party at the address set forth herein or at such other address as may hereafter be designated in writing by the addressee to the addressor listing all parties, it being understood that notice is only required to be provided to the individual investors at the following address, or at such other addresses to which such party may inform the other parties in writing in compliance with the terms of this Section:

                                            Mr. Robert H. Buescher
                                            Bessemer Venture Partners
                                            1025 Old Country Road, Suite 205
                                            Westbury, New York 11590

         with a copy to:                    Mr. Christopher Gabrieli
                                            Bessemer Venture Partners
                                            83 Walnut Street
                                            Wellesley Hills, MA 02181.

                  All such notices shall, when delivered or telegraphed, be effective when received or when attempted delivery is refused.


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
         SECTION 3.12. MERGER PROVISION. This Agreement and the Stock Purchase Agreement of even date herewith, by and between the Company and the Investors, along with all exhibits and schedules to the various agreements, constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior and contemporaneous agreements and understandings, whether oral or written, of any of the parties hereto concerning the subject matter hereof. Any agreement between the Company and any Investor or the Company and any Shareholder in effect immediately prior to the execution hereof and concerning any of the subject matter hereof is hereby terminated, except for that certain Stock Repurchase Agreement between the Company and Dr. Barry A. Berkowitz and that certain Standstill Agreement, dated the date hereof, between the Company and Pfizer.

         SECTION 3.13. FURTHER ASSURANCES. From and after the date of this Agreement, upon the request of any Investor, the Company or Shareholders holding at least ten percent (10%) of the Shares, the Company, the Shareholders and the Investors shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

                           [SIGNATURE PAGES TO FOLLOW]


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
         IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Voting and Co-Sale Agreement to be executed as of the date first above written.

                                 MYCO PHARMACEUTICALS INC.


                                 By:      ___________________________
                                          President

                                 PFIZER, INC.


                                 By:      ___________________________
                                 Title:______________________________

                                 TECHNOLOGY LEADERS L.P.

                                 By:      Technology Leaders
                                          Management, Inc. (General
                                          Partner)

                                 By:_________________________________
                                 Name:_______________________________
                                 Title:______________________________


                                 TECHNOLOGY LEADERS OFFSHORE C.V.

                                 By:      Technology Leaders
                                          Management, Inc., its General
                                          Partner

                                 By:_________________________________
                                 Name:_______________________________
                                 Title:______________________________


                                 BESSEMER VENTURE PARTNERS II L.P.


                                 By:_________________________________
                                          General Partner

                                 By:_________________________________
                                 Name:_______________________________
                                 Title:______________________________


                                 MORGAN HOLLAND FUND II, L.P.
                                 By: its general partner,
                                     Morgan Holland Partners II L.P.

                                 By:_________________________________
                                 Name:  Edwin M. Kania, Jr.
                                 Title: General Partner


                                 GILDE INVESTMENT FUND B.V.


                                 By:_________________________________
                                 Name:  Edwin M. Kania, Jr.,
                                        general partner of Morgan Holland
                                        Partners II L.P.


                                 COMDISCO, INC.


                                 By:_________________________________
                                 Name:_______________________________
                                 Title:______________________________


                                 ____________________________________
                                 Barry Berkowitz


                                 ____________________________________
                                 Robert Morgan


                                 ____________________________________
                                 Gary Takata

                                 ____________________________________
                                 William T. Burgin

                                 BRIMSTONE ISLAND CO., L.P.


                                 By:__________________________________
                                    its General Partner

                                 By:__________________________________
                                 Name:________________________________
                                 Title:_______________________________

                                 ____________________________________
                                 Neill H. Brownstein

                                 ____________________________________
                                 Robert H. Buescher

                                 ____________________________________
                                 G. Felda Hardymon

                                 ____________________________________
                                 Christopher Gabrieli

                                 ____________________________________
                                 Michael I. Barach

                                 ____________________________________
                                 Daniel S. Martin

                                  ____________________________________
                                 Richard R. Davis

                                 ____________________________________
                                 Barbara M. Henegan

                                 ____________________________________
                                 Thomas F. Ruhm

                                 ____________________________________
                                 Ward W. Woods, Jr.

                                 ____________________________________
                                 Geoffrey L. Berger

                                 ____________________________________
                                 Robert D. Lindsay

                                 ____________________________________
                                 Michael S. Mathews

                                 ____________________________________
                                 Robert H. Buescher, signing
                                 as Attorney-in-Fact for each
                                 of the individuals beside whose
                                 name an asterisk appears

                                 J. ROBERT SCOTT, INC.


                                 By:_________________________________
                                 Name:_______________________________
                                 Title:______________________________


                                 ____________________________________
                                 Dr. Gerald A. Fink

                                    EXHIBIT A

                      William T. Burgin
                      83 Walnut Street
                      Wellesley, MA 02181

                      Brimstone Island Co. L.P.
                      83 Walnut Street
                      Wellesley, MA 02181

                      Neill H. Brownstein
                      c/o Robert H. Buescher
                      Bessemer Venture Partners
                      1025 Old Country Road
                      Suite 205
                      Westbury, NY 11590

                      Robert H. Buescher
                      Bessemer Venture Partners
                      1025 Old Country Road
                      Suite 205
                      Westbury, NY 11590

                      G. Felda Hardymon
                      83 Walnut Street
                      Wellesley, MA 02181

                      Christopher Gabrieli
                      c/o Robert H. Buescher
                      Bessemer Venture Partners
                      1025 Old Country Road
                      Suite 205
                      Westbury, NY 11590

                      Michael I. Barach
                      83 Walnut Street
                      Wellesley, MA 02181

                      Daniel S. Martin
                      c/o Robert H. Buescher
                      Bessemer Venture Partners
                      1025 Old Country Road
                      Suite 205
                      Westbury, NY 11590

                      Richard R. Davis
                      c/o Robert H. Buescher
                      Bessemer Venture Partners
                      1025 Old Country Road
                      Suite 205
                      Westbury, NY 11590

                      Thomas F. Ruhm
                      c/o Robert H. Buescher
                      Bessemer Venture Partners
                      1025 Old Country Road
                      Suite 205
                      Westbury, NY 11590

                      Ward W. Woods, Jr.
                      c/o Robert H. Buescher
                      Bessemer Venture Partners
                      1025 Old Country Road
                      Suite 205
                      Westbury, NY 11590

                      Geoffrey L. Berger
                      c/o Robert H. Buescher
                      Bessemer Venture Partners
                      1025 Old Country Road
                      Suite 205
                      Westbury, NY 11590

                      Robert D. Lindsay
                      c/o Robert H. Buescher
                      Bessemer Venture Partners
                      1025 Old Country Road
                      Suite 205
                      Westbury, NY 11590

                      Michael S. Mathews
                      c/o Robert H. Buescher
                      Bessemer Venture Partners
                      1025 Old Country Road
                      Suite 205
                      Westbury, NY 11590

                      William T. Burgin
                      83 Walnut Street
                      Wellesley, MA 02181

                                    EXHIBIT B


                      Dr. Gerald A. Fink
                      40 Aston Road
                      Chestnut Hill, MA 02167